SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.10 per share	WTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On October 6, 2021, Shiva Stein (“Plaintiff”) filed a complaint titled Verified Stockholder Class Action Complaint (the “Complaint”) in the Court of Chancery of the State of Delaware (the “Court”) against Watts Water Technologies, Inc. (the “Company”) and members of its board of directors (the “Board”), captioned Shiva Stein v. Christopher L. Conway, et al., C.A. No. 2021-0859-PAF (the “Action”). In the Action, Plaintiff alleged that a certain provision of the Company’s Amended and Restated Bylaws was in violation of 8 Del. C. § 141(k) (the “Removal by the Board Provision”). Plaintiff sought a declaratory judgment that the Removal by the Board Provision was invalid and sought attorneys’ fees and expenses if the claim was successful. Although the Removal by the Board Provision had never been used to remove directors, to avoid the expense and distraction of litigation, the Company amended and restated its bylaws to eliminate the Removal by the Board Provision, rendering the Action moot. Plaintiff agreed that her claim was moot and filed a notice and proposed order to dismiss her claim.

On November 15, 2021, the Court entered an order providing that the Action would be dismissed with prejudice as to Plaintiff (the “Order”). The Court retained jurisdiction solely for the purpose of adjudicating the anticipated application of plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses (the “Fee Application”). Without admitting that the allegations in the Complaint had merit, the Company decided it would be in its and its stockholders’ best interests to resolve the Fee Application and avoid further litigation of the issue by agreeing to pay $50,000 in fees and expenses to Plaintiff’s counsel for attorneys’ fees and expenses in full satisfaction of their claim for attorneys’ fees and expenses in the Action. On December 17, 2021, the Court entered a stipulated order requiring the Company to issue this notice. The Court has not been asked to review, and will pass no judgment on, the amount of attorneys’ fees and expenses the Company has agreed to pay to Plaintiff’s counsel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2021	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel, Chief Sustainability Officer & Secretary